Exhibit 10.6

AMENDMENT NO. 3 TO SALES AGREEMENT

August 4, 2017

Cantor Fitzgerald & Co.

499 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

Cerus Corporation, a Delaware corporation (the “Company”), and Cantor Fitzgerald & Co. (“Agent”) are parties to that certain Controlled Equity OfferingSM Sales Agreement dated August 31, 2012 as previously amended on March 21, 2014 and May 5, 2016 (as amended, the “Sales Agreement”).  All capitalized terms not defined herein shall have the meanings ascribed to them in the Sales Agreement. The parties, intending to be legally bound, hereby amend the Sales Agreement as follows:

1.The first two paragraphs of Section 1 of the Sales Agreement are hereby deleted and replaced with the following:

“1.Issuance and Sale of Shares.  The Company agrees that, from time to time during the term of this Agreement, and on the terms and subject to the conditions set forth herein, it may issue and sell through Agent, shares (the “Placement Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Following the time that the New Registration Statement (as defined below) is declared effective under the Securities Act of 1933, as amended (the “Securities Act”) by the Securities and Exchange Commission (the “Commission”), $70,000,000 of Placement Shares, inclusive of any Placement Shares remaining unsold under this Agreement pursuant to the Prior Prospectus (as defined below), shall be available for offer and sale (the “Available Placement Shares”); provided, however, that in no event shall the Company issue or sell through Agent such number of Placement Shares that (a) would cause the Company to not satisfy the eligibility requirements for use of Form S-3 (including, if applicable, Instruction I.B.6. thereof), (b) exceeds the amount of Placement Shares registered on the effective Registration Statement and included in the Prospectus (as defined below) pursuant to which the offering is being made or (c) exceeds the number of authorized but unissued shares of the Common Stock (the lesser of (a), (b) or (c), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that Agent shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through Agent will be effected pursuant to the Registration Statement filed by the Company and declared effective by the Commission, although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue any Placement Shares.

The Company has filed with the Commission, in accordance with the provisions of the Securities Act, and the rules and regulations thereunder (the “Securities Act Regulations”), a registration statement on Form S-3 (File No. 333–198005), relating to certain securities, including a base prospectus, relating to certain securities, and a prospectus dated May 6, 2016 specifically relating to a portion of the Placement Shares (the “Prior Prospectus”), and which incorporates by reference, to the extent provided for under Form S-3, documents that the Company has filed or will file in accordance with the provisions of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder.

The Company shall file with the Commission, in accordance with the provisions of the Securities Act, and the Securities Act Regulations, a registration statement on Form S-3 (the “New Registration Statement”), relating to certain securities, including a prospectus relating to the Available Placement Shares (the “Placement Share Prospectus”), and which incorporates by reference, to the extent provided for under Form S-3, documents that the Company has filed or will file in accordance with the provisions of the Exchange Act, and the rules and regulations thereunder. Following the date that the New Registration Statement is declared effective by the Commission, the Company will furnish to Agent, for use by Agent, copies of the Placement Share Prospectus, as supplemented, if at all, by any prospectus supplement relating to the Placement Shares. Except where the context otherwise requires, the New Registration Statement, as amended when it becomes effective, and any post-effective amendment thereto, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, or any subsequent registration statement on Form S-3 filed pursuant to Rule 415(a)(6) under the Securities Act by the Company to cover any Placement Shares is herein called the “Registration Statement.” The Placement Share Prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by any prospectus supplement, in the form in which such Placement Share Prospectus and/or any prospectus supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act Regulations, is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”).  For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Electronic Data Gathering Analysis and Retrieval System or any successor thereto (“EDGAR”).”

2.Section 13(d) of the Sales Agreement is hereby deleted and replaced with the following:

“(d) Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate upon the earlier to occur of (i) the date that is three years following the date that the New Registration Statement is declared effective under the Securities Act or (ii) issuance and sale of all of the Placement Shares through Agent on the terms and subject to the conditions set forth herein except that, in either such case, the provisions of Section 9, Section 11, Section 12, Section 18 and Section 19 hereof shall remain in full force and effect notwithstanding such termination.”

3.The first sentence of Schedule 1 is amended by adding the words “and August 4, 2017” immediately after “as amended on March 21, 2014 and as further amended on May 5, 2016”.

4.The first sentence of the Form of Representation Date Certificate attached as Exhibit 7(l) is amended by adding the words “and August 4, 2017” immediately after “as amended on March 21, 2014 and as further amended on May 5, 2016.”

5.This Amendment No. 3 to Sales Agreement shall become effective upon the date that the New Registration Statement is declared effective under the Securities Act.

6.No Further Amendments.  Except as specifically set forth herein, all other provisions of the Sales Agreement shall remain in full force and effect.

7.New Registration Statement. The Company shall file the New Registration Statement within two business days of the date hereof.

8.Entire Agreement; Amendment; Severability.  This Amendment No. 3 to Sales Agreement together with the Sales Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto), the Confidentiality Agreement and that certain side letter agreement between the Company and Agent dated August 4, 2017, constitute the entire agreement and supersede all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. All references in the Sales Agreement to the “Agreement” shall mean the Sales Agreement as amended by this Amendment No. 3; provided, however, that all references to “date of this Agreement” or “date hereof” (with respect to the Sales Agreement) in the Sales Agreement shall continue to refer to the original date of the Sales Agreement, and the reference to “time of execution of this Agreement” set forth in Section 13(a) shall continue to refer to the time of execution of the original Sales Agreement.

9.Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.  Delivery of an executed Amendment by one party to the other may be made by facsimile or email transmission.

10.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

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If the foregoing correctly sets forth the understanding among the Company and Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Agreement between the Company and Agent.

Very truly yours,

CERUS CORPORATION

By: /s/ Kevin D. Green
Name:Kevin D. Green
Title:Vice President, Finance and Chief Financial Officer

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By: /s/ Jeffrey Lumby
Name:Jeffrey Lumby

Title:Senior Managing Director